UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         May 22, 2014

USA TRUCK, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-19858	71-0556971
(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Industrial Park Road Van Buren, Arkansas	72956
(Address of Principal Executive Offices)	(Zip Code)

(479) 471-2500 (Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01                      Entry into a Definitive Material Agreement

    On May 22, 2014, USA Truck, Inc., a Delaware corporation (the “Company”), Baker Street Capital, LLC and certain affiliates (“Baker Street”) and Stone House Capital Management, LLC and certain affiliates (“Stone House” and, together with Baker Street, the “Investors”) entered into an agreement (the “Cooperation Agreement”) by which the Company agreed to expand the size of the Company’s Board of Directors and to appoint (i) Mr. Vadim Perelman as a Class II director and (ii) Mr. Thomas Glaser as a Class II director, effective upon the certification of the vote at the Company’s 2014 annual meeting of stockholders (the “2014 Annual Meeting”) and with their terms expiring at the Company’s 2015 annual meeting of stockholders (the “2015 Annual Meeting”).

    Under the terms of the Cooperation Agreement, the Investors agreed to vote all of their shares in support of each of the Company’s director nominees and the Company’s other proposals at the 2014 Annual Meeting and to abide by certain other provisions, which will expire ten (10) days prior to the deadline for the submission of stockholder nominations for election of directors at the 2015 Annual Meeting pursuant to the Amended and Restated Bylaws of the Company.

    The foregoing summary of the agreement with the Investors is qualified in its entirety by the full terms and conditions of the Cooperation Agreement, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

    On May 23, 2014, the Company issued a press release to announce the entry into the Cooperation Agreement.  A copy of the press release is attached as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits

99.1	Cooperation Agreement, dated as of May 22, 2014, by and among of USA Truck, Inc. and the Investors party thereto.
99.2	Press Release of USA Truck, Inc., dated May 23, 2014.

The information in Items 1.01 and 9.01 of this report and the exhibits hereto may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such statements are made based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties.  Actual results or events may differ from those anticipated by forward-looking statements.  Please refer to the paragraph containing cautionary forward-looking language contained in various disclosures by the Company in its news releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Truck, Inc.
(Registrant)

Date:	May 23, 2014	/s/ John M. Simone
John M. Simone
President and Chief Executive Officer

Date:	May 23, 2014	/s/ Clifton R. Beckham
Clifton R. Beckham
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit
99.1	Cooperation Agreement, dated as of May 22, 2014, by and among of USA Truck, Inc. and the Investors party thereto.
99.2	Press Release of USA Truck, Inc., dated May 23, 2014.